NAYNA NETWORKS, INC.
                             STOCK OPTION AGREEMENT

      Nayna Networks, Inc. has granted to the Participant named in the Notice of Grant of Stock Option (the "GRANT NOTICE") to which this Stock Option Agreement (the "OPTION AGREEMENT") is attached an option (the "OPTION") to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Nayna Networks, Inc. 2006 Executive Stock Plan (the "PLAN"), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with the terms and conditions of, the Grant Notice, this Option Agreement and the Plan, (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Option Agreement or the Plan.

   1. DEFINITIONS AND CONSTRUCTION.

      1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

      1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

   2. TAX STATUS OF OPTION.

      This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

   3. ADMINISTRATION.

      All questions of interpretation concerning the Grant Notice, this Option Agreement and the Plan shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

   4. EXERCISE OF THE OPTION.

      4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.

      4.2 METHOD OF EXERCISE. Exercise of the Option shall be by means of electronic or written notice (the "EXERCISE NOTICE") in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant's election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in
Section 6 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.

      4.3 PAYMENT OF EXERCISE PRICE.

            (A) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or by check or cash equivalent, (ii) if permitted by the Company, by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Participant having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iv) by any combination of the foregoing.

            (B) LIMITATIONS ON FORMS OF CONSIDERATION.

                  (I) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                  (II) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve, or terminate any such program or procedure, including with respect to the Participant notwithstanding that such program or procedures may be available to others.

      4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Participant.

      4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

      4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

      4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

   5. NONTRANSFERABILITY OF THE OPTION.

      During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant's legal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

   6. TERMINATION OF THE OPTION.

      The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

   7. EFFECT OF TERMINATION OF SERVICE.

      7.1 OPTION EXERCISABILITY. The Option shall terminate immediately upon the Participant's termination of Service to the extent that it is then unvested and shall be exercisable after the Participant's termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.

            (A) DISABILITY. If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

            (B) DEATH. If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

            (C) TERMINATION FOR CAUSE. Notwithstanding any other provision of this Option Agreement, if the Participant's Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

            (D) OTHER TERMINATION OF SERVICE. If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

      7.2 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing other than termination for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until thirty (30) days after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

   8. EFFECT OF CHANGE IN CONTROL.

      In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "ACQUIROR"), may, without the consent of the Participant, assume or continue in full force and effect the Company's rights and obligations under the Option or any portion thereof or substitute for the Option or any portion thereof a substantially equivalent option for the Acquiror's stock. For purposes of this Section, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. In the event the Acquiror elects not to assume or continue the Company's rights and obligations under the Option or substitute for the Option in connection with the Change in Control or implement a Cash Out, any unvested and unexercised portion of the Option shall be immediately exercisable and vested in full as of the date of the Change in Control, provided that Participant's Service has not terminated prior to such date. Any exercise of the Option that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.

   9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

      Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant's rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

   10. RIGHTS AS A STOCKHOLDER, DIRECTOR OR EMPLOYEE.

      The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant's Service as a Director or an Employee, as the case may be, at any time.

   11. MISCELLANEOUS PROVISIONS.

      11.1 FURTHER INSTRUMENTS. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.

      11.2 BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      11.3 TERMINATION OR AMENDMENT. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

      11.4 DELIVERY OF DOCUMENTS AND NOTICES. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery electronic delivery at the e-mail address, if any, provided for the Participant by the Participating Company, or, upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

            (A) DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, and any reports of the Company provided generally to the Company's stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

            (B) CONSENT TO ELECTRONIC DELIVERY. The Participant acknowledges that the Participant has read Section 11.4(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 11.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 11.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 11.4(a).

      11.5 INTEGRATED AGREEMENT. The Grant Notice, this Option Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating Company referring to the Option, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

      11.6 APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

      11.7 COUNTERPARTS. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                             Participant:
                                                         -----------------------
                                                    Date:
                                                         -----------------------

                          STOCK OPTION EXERCISE NOTICE


Nayna Networks, Inc.
Attention: Chief Financial Officer
4699 Old Ironsides Drive, Suite 420
Santa Clara, CA 95054


Ladies and Gentlemen:

         1. OPTION. I was granted a nonstatutory stock option (the "OPTION") to purchase shares of the common stock (the "SHARES") of Nayna Networks, Inc. (the "COMPANY") pursuant to the Company's 2006 Executive Stock Plan (the "PLAN"), my Notice of Grant of Stock Option (the "GRANT NOTICE") and my Stock Option Agreement (the "OPTION AGREEMENT") as follows:

            Date of Grant:
                                                     ---------------------------

            Number of Option Shares:
                                                     ---------------------------

            Exercise Price per Share:                $
                                                      --------------------------

         2. EXERCISE OF OPTION. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Option Agreement:

            Total Shares Purchased:
                                                     ---------------------------

            Total Exercise Price (Total Shares
            X  Price per Share)                      $
                                                      --------------------------

         3. PAYMENTS. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

            |_| Cash:                                $
                                                      --------------------------
            |_| Check:                               $
                                                      --------------------------
            |_| Tender of Company Stock:             Contact Plan Administrator

            |_| Cashless Exercise:                   Contact Plan Administrator

         4. TAX WITHHOLDING. I hereby enclose payment in full of my withholding taxes, if any, as follows:

               (CONTACT PLAN ADMINISTRATOR FOR AMOUNT OF TAX DUE.)

            |_| Cash:                                $
                                                      --------------------------
            |_| Check:                               $
                                                      --------------------------
         (For all other methods of payment, contact Plan Administrator)

         5.       PARTICIPANT INFORMATION.

                  My address is:  ----------------------------------------------

                                  ----------------------------------------------

                  My Social Security Number is:
                                                --------------------------------

         6. BINDING EFFECT. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Option Agreement, including the Right of First Refusal set forth therein, and the Plan, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

         I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Grant Notice and my Option Agreement, copies of which I have received and carefully read and understand.

                                                Very truly yours,


                                                --------------------------------
                                                (Signature)



Receipt of the above is hereby acknowledged.

Nayna Networks, Inc.


By:
     ------------------------------------------------

Title:
        ---------------------------------------------

Dated:
        ---------------------------------------------


                                       2